AMENDMENT NO. 1 TO LOAN AGREEMENT


     THIS AMENDMENT NO. 1 TO LOAN AGREEMENT ("Agreement No. 1") made and entered into as of the 30th day of October, 1998, by and between GENESIS CRUDE OIL, L.P., ("Borrower") with offices and place of business at 500 Dallas, Houston, Texas 77002 and Bank One, Texas, National Association, a national banking corporation, with offices at 910 Travis, Houston, Texas 77002 ("Lender").

     WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated as of August 14, 1998 (the "Loan Agreement"); and

     WHEREAS, Borrower and Lender wish to amend certain terms of the Loan Agreement as provided for herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, Borrower and Lender agree as follows:

                     Section 1.  Amendment to Loan Agreement


     1.1 The definition of "Borrowing Base" is hereby amended to read as follows:


               "(6) "Borrowing Base" shall mean eighty percent (80%) of (a) Eligible Accounts and (b) Eligible Inventory; provided that the percentage of the total Borrowing Base attributable to Eligible Inventory shall not exceed twenty percent (20%) at any time.

     1.2 The definition of "Eligible Inventory" is hereby added to Section 1.2 of the Loan Agreement, and reads as follows:

        "(22A) "Eligible Inventory" means all crude oil owned by Borrower and located in the United States that is held or designated for sale to third parties, valued for purposes of each Borrowing Base Report at the lesser of (i) the cost of such inventory to Borrower and (ii) the fair market value of such inventory as of the relevant Reporting Date."


     1.3 The definition of "Required Report" is hereby amended to read as follows:

        "(47) "Required Report" shall mean the report of (i) accounts receivable, unbilled accounts and nominated accounts of the Borrower (whether invoices or to be invoiced) reported for Borrower in appropriate columns headed "Current" and "Past Due", (ii) at the request of Lender, accounts payable by Borrower reported in appropriate columns indicating the past due status of said accounts as of the same date of which accounts receivable are determined, (iii) all inventory of the Borrower, setting forth the amount of inventory located in pipelines and in storage tanks, together with the location of, and name and address of the owner of, each such tank, and (iv) such other information as may be reasonably requested by Lender."

     1.4 Exhibit "3.11" of the Loan Agreement is hereby replaced with Exhibit "3.11" attached hereto.

                   Section 2.  Representations and Warranties.

The Borrower represents and warrants to the Lender that;

     2.1 All of the representations and warranties set forth in the Loan Agreement are true and correct as of the date of this Amendment No. 1 as if made on the date hereof, and the Borrower is as of the date hereof in compliance with all of the affirmative and negative covenants in the Loan Agreement, as amended by this Amendment No. 1.

2.2 The Borrower is duly authorized and empowered to create and issue and to execute and deliver each of the documents listed in Section 3.1 hereof (the "Amendment Documents"), and all other instruments referred to or mentioned herein to which Borrower is a party, and all corporate action requisite for the due creation, issuance, execution and delivery of the Amendment Documents has been duly and effectively taken. The Amendment Documents to which Borrower is a party when executed and delivered will be valid and binding obligations of the Borrower enforceable in accordance with their terms (subject to any applicable bankruptcy, insolvency or other laws generally affecting the enforcement of creditors' rights and to the extent specific remedies may be limited by equitable principles). The Amendment Documents do not violate any provisions of the Borrower's corporate charter or bylaws, or any contract, agreement, law or regulation to which the Borrower is subject, and the same do not require the consent or approval of any regulatory authority or governmental body of the United States of any state.
                        Section 3.  Conditions Precedent

     3.1 It is a condition precedent to the execution and performance by Lender of this Amendment No. 1 that the Lender shall have received copies of the following closing documentation, all in form and substance satisfactory to Lender and executed by the Borrower where necessary:

        (1)  This Amendment No. 1;
        (2)  Ratification of Security Agreement;
        (3)  The Notice of Final Agreement; and
        (4)  Such other documentation as Lender may require.

                          Section 4.  Sundry Provisions

     4.1 This Amendment No. 1 shall be deemed to be a contract made under and shall be construed in accordance with and governed by the laws of the State of Texas.

4.2 All terms and provisions of the Loan Agreement not specifically amended hereby shall remain in full force and effect.
4.3 All capitalized terms not otherwise defined herein shall have the meaning given them in the Loan Agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.



                                   GENESIS CRUDE OIL, L.P.

                                   By:  Genesis Energy, L.L.C., its
                                         General Partner


                                   By:  /s/  Ross A. Benavides
                                        -----------------------
                                         Ross A. Benavides
                                         Chief Financial Officer


                                   BANK ONE, TEXAS, N.A.



                                   By:  /s/  Damien Mieburger
                                        -----------------------
                                         Damien Mieburger
                                         Senior Vice President